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                         Verizon Washington, DC Inc.

                                                                     EXHIBIT 23b

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 33-53234) and Form S-3 (File No. 333-64781) of Verizon Washington, DC Inc. of our report dated February 14, 2000 relating to the financial statements and financial statement schedule for the year ended December 31, 1999, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 20, 2002